UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 18, 2014

LAKELAND BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-17820	22-2953275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Oak Ridge Road, Oak Ridge, New Jersey	07438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 697-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 18, 2014, the Company held its Annual Meeting of Shareholders for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders voted on the following proposals as described in the Company’s Proxy Statement dated May 13, 2014. A total of 30,399,906 of the Company’s common shares, out of a total of 36,106,923 common shares outstanding and entitled to vote, were present in person or represented by proxies at the meeting. The proposals voted on and approved by the shareholders at the Annual Meeting were as follows:

Proposal 1: The election of four persons named in the Proxy Statement (Mark J. Fredericks, Janeth C. Hendershot, Robert B. Nicholson III, and Edward B. Deutsch) to serve as directors on the Company’s Board of Directors until the Annual Meeting of Shareholders in 2017, Thomas J. Marino to serve as a director on the Company’s Board of Directors until the Annual Meeting of Shareholders in 2016, and Roger Bosma to serve as a director on the Company’s Board of Directors until his retirement in 2015. The following is a list of the directors elected at the Annual Meeting with the number of votes “For” and “Withheld” and “Broker Non-Votes”:

Name of Director	For	Withheld	Broker Non-Votes
Roger Bosma	23,815,213	950,449	5,634,244
Mark J. Fredericks	22,461,738	2,303,924	5,634,244
Janeth C. Hendershot	24,136,777	628,885	5,634,244
Robert B. Nicholson III	22,538,573	2,227,089	5,634,244
Edward B. Deutsch	20,757,148	4,008,514	5,634,244
Thomas J. Marino	24,300,795	464,867	5,634,244

Proposal 2: The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was approved. The number of votes “For” and “Against” with regard to this proposal, as well as the number of “Abstentions” and “Broker Non Votes”, is as follows:

For:    30,069,255        Against:    208,669    ; Abstentions:     121,981     ; and Broker Non-Votes:    0.

Proposal 3: The approval of the material terms of the Section 162 (m) performance goals for awards under the Amended and Restated 2009 Equity Compensation Program. The number of votes “For” and “Against” with regard to this proposal, as well as the number of “Abstentions” and “Broker Non Votes”, is as follows:

For:    20,566,561    ; Against:    3,984,197    ; Abstentions:    214,902    ; and Broker Non-Votes:    5,634,246.

Proposal 4: The advisory (non-binding) vote on the compensation of the Company’s executives, as disclosed in the Proxy Statement, was approved. The number of votes “For” and “Against” with regard to this proposal, as well as the number of “Abstentions” and “Broker Non Votes”, is as follows:

For:    23,323,710    ; Against:    1,202,405    ; Abstentions:    239,543    ; and Broker Non-Votes:    5,634,248.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND BANCORP, INC.

By:	/s/ Timothy J. Matteson
Name:	Timothy J. Matteson
Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: June 20, 2014